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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) July 2, 1996
                                                        ---------------

                              ORION CAPITAL CORPORATION
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                 (Exact Name of Registrant as Specified in Charter)


       Delaware                         1-7801             95 6069054
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       (State or Other Jurisdiction    (Commission       (I.R.S. Employer
       of Incorporation)               File Number)      Identification No.)


       600 Fifth Avenue, New York, New York                      10020-2302
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       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (212) 332-8080
                                                          ------------------

            Not Applicable
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           (Former Name or Former Address, if Changed Since Last Report)

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       Item 2.  Acquisition or Disposition of Assets
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                 At 12:01 a.m., New York City time, on July 2, 1996, Orion
       Capital Corporation ("Orion") and certain of its wholly-owned subsidiaries (the "Purchasers") accepted for payment 4,600,000 shares of common stock, par value $1.00 per share (including any associated stock purchase rights), of Guaranty National Corporation (the "Shares") that had been validly tendered and not withdrawn pursuant to the Purchasers' tender offer for 4,600,000 Shares at $18.50 per share, net to the seller in cash (the "Offer"). The acquired Shares together with the 7,409,942 Shares previously owned by Purchasers represent approximately 80.2% of the Shares currently outstanding. The Offer was made pursuant to an Offer to Purchase dated May 8, 1996 and the related Letter of Transmittal.

                 The acceptance for purchase of the 4,600,000 Shares by the Purchasers pursuant to the Offer was announced in a press release of Orion dated July 2, 1996, which is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

                 The aggregate purchase price for the Shares purchased pursuant to the Offer was $85,100,000. The Purchasers utilized available cash and short-term investments as the source of funds for the purchase of the 4,600,000 Shares.


       Item 7.  Financial Statements and Exhibits
                ---------------------------------
       (a)  Financial Statements of Businesses Acquired
            -------------------------------------------
                 The financial statements of Guaranty National Corporation as of and for the year ended December 31, 1995, and as of March 31, 1996 and for the three months ended March 31, 1996 and 1995 which are required to be filed were previously reported as Exhibits (g)(1) and
       (g)(2) of the Purchasers' Transaction Statement on Schedule 13E-3, dated May 8, 1996 and are incorporated herein by reference.


       (b)  Pro forma Financial Information
            -------------------------------
                 It is impracticable at the time of filing of this Current Report to provide the pro forma financial information required by Regulation S-X. Accordingly, Orion will file the required pro forma financial information under cover of an Amendment to this Current Report as soon as practicable, but in any event, not later than 60 days after this Current Report must be filed with the Commission.




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       (c)  Exhibits
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            20.1      Press Release of Orion dated July 2, 1996 (incorporated
                      herein by reference to Exhibit (a)(14) of Amendment
                      No. 5 to the Purchasers' Tender Offer Statement on
                      Schedule 14D-1, dated July 2, 1996).













































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                                     SIGNATURES
                                     ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ORION CAPITAL CORPORATION


       Date:  July 16, 1996               By:   /s/ Michael P. Maloney
                                              ------------------------------
                                             Name:   Michael P. Maloney
                                             Title:  Vice President, General
                                                     Counsel and Secretary


































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                                   EXHIBIT INDEX


       Exhibit No.                        Description
       -----------                        -----------
       20.1                               Press Release of Orion dated
                                          July 2, 1996 (incorporated herein
                                          by reference to Exhibit (a)(14) of
                                          Amendment No. 5 to the Purchasers'
                                          Tender Offer Statement on Schedule
                                          14D-1, dated July 2, 1996).







































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